UBS Series Trust—U.S. Allocation Portfolio
Supplement to the Prospectus dated May 1, 2008 (the “Prospectus”)

December 29, 2008

Dear Investor,

On November 12, 2008 (the “Effective Date”), the Board of Trustees (the “Board”) of UBS Series Trust (the “Trust”) approved a Plan of Liquidation (the “Plan”) with respect to U.S. Allocation Portfolio (the “Portfolio”), a series of the Trust. A majority of the Trust’s Board has determined, on the basis of a recommendation from UBS Global Asset Management (Americas) Inc., that the continuation of the Portfolio is not in the best interests of the Portfolio or the beneficial owners of shares of the Portfolio. The Portfolio will be liquidated in accordance with the Plan on approximately April 30, 2009 (the “Liquidation Date”).

On or before the Liquidation Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents. The Portfolio may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders. Any redemptions requested between the Effective Date and the Liquidation Date may be made in cash or in kind.

As soon as possible after the Liquidation Date, the Trust shall distribute pro rata to the Portfolio’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Portfolio, after paying, or setting aside the amount to pay, any liabilities. Upon the transfer of the liquidating distribution, all outstanding shares of the Portfolio will be deemed cancelled.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS356